1 LISATA BIOSCIENCES, INC. 2018 EQUITY INCENTIVE COMPENSATION PLAN, AS AMENDED _____________________________ Effective as of June 27, 2024 _____________________________ 1. Purposes of the Plan. The purposes of this Lisata Therapeutics, Inc. (f/k/a Caladrius Biosciences, Inc.) 2018 Equity Incentive Compensation Plan (the “Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants, and to promote the success of the Company and any Parent or Subsidiary. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Restricted Stock, Restricted Stock Units, Deferred Share Units, Unrestricted Shares and Stock Appreciation Rights may also be granted under the Plan. 2. Definitions. As used herein, the following definitions shall apply: “Administrator” means a Committee which has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan or, if there is no such Committee, the Board. “Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan. “Award” means the grant of an Option, Restricted Stock, Restricted Stock Units, Deferred Share Units, a Stock Appreciation Right and/or the grant of Unrestricted Shares. “Board” means the Board of Directors of the Company. “Cause”, with respect to any Service Provider, means (unless otherwise determined by the Administrator) such Service Provider’s (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company; (iii) personal dishonesty, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Service Provider’s duties; (v) chronic use of alcohol, drugs or other similar substances which affects the Service Provider’s work performance; or (vi) material breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Service Provider for the benefit of the Company, all as reasonably determined by the Administrator, which determination will be conclusive. Notwithstanding the foregoing, if a Service Provider and the Company (or any of its Subsidiaries or affiliates) have entered into an employment agreement, consulting agreement, advisory agreement or other similar agreement that specifically defines “cause,” then with respect to such Service Provider, “Cause” shall have the meaning defined in that employment agreement, consulting agreement, advisory agreement or other agreement. “Code” means the Internal Revenue Code of 1986, as amended. “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan. “Common Stock” means the common stock, par value $.001 per share, of the Company. “Company” means Lisata Therapeutics, Inc. (f/k/a Caladrius Biosciences, Inc.), a Delaware corporation. “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, other than an Employee or a Director. “Deferred Share Unit” (or “DSU”) has the meaning set forth in Section 12 of the Plan. Exhibit 10.2

2 “Director” means a member of the Board. “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code. “Employee” means any person, including officers and Directors, serving as an employee of the Company or any Parent or Subsidiary. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE Amex, Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, or any successor to any of them, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock as quoted on such exchange or system for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Administrator deems reliable, including without limitation, Yahoo! Finance; (ii) if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Administrator deems reliable, including without limitation Yahoo! Finance; or (iii) if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator based on the reasonable application of a reasonable valuation method. “Grant Agreement” means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option or Stock Appreciation Right grant. Each Grant Agreement shall be subject to the terms and conditions of the Plan. “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder. “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option. “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant, Stock Award grant or grant of Unrestricted Shares or Stock Appreciation Rights. The Notice of Grant applicable to Awards shall be part of the Grant Agreement or Stock Award Agreement, as applicable. “Option” means a stock option granted pursuant to the Plan. “Optioned Stock” means the Common Stock subject to an Option. “Optionee” means the holder of an outstanding Option granted under the Plan. “Parent” means a “parent corporation” of the Company (or, for purposes of Section 16(b) of the Plan, a successor to the Company), whether now or hereafter existing, as defined in Section 424(e) of the Code. “Participant” shall mean any Service Provider who holds an Option, Restricted Stock, a Restricted Stock Units, Deferred Share Units, Unrestricted Shares or a Stock Appreciation Right granted or issued pursuant to the Plan. “Restricted Stock” means an Award of Shares pursuant to Section 11 of the Plan.

3 “Restricted Stock Unit” means an Award of Shares pursuant to Section 12 of the Plan. “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan. “Section 16(b)” means Section 16(b) of the Exchange Act. “Service Provider” means an Employee, Director or Consultant. “Share” means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan. “Stock Appreciation Right” means a right awarded pursuant to Section 14 of the Plan. “Stock Award” means an Award of Restricted Stock pursuant to Section 11 of the Plan, an Award of Restricted Stock Units (including Deferred Share Units) pursuant to Section 12 of the Plan and an Award of Unrestricted Shares pursuant to Section 13 of the Plan. “Stock Award Agreement” means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award. “Stock Award Shares” means Shares subject to a Stock Award. “Stock Awardee” means the holder of an outstanding Stock Award granted under the Plan. “Subsidiary” means a “subsidiary corporation” of the Company (or, for purposes of Section 16(b) of the Plan, a successor to the Company), whether now or hereafter existing, as defined in Section 424(f) of the Code. “Unrestricted Shares” means a grant of Shares made on an unrestricted basis pursuant to Section 13 of the Plan. 3. Stock Subject to the Plan. (a) Subject to adjustment pursuant to the provisions of Section 16(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 1,900,000 Shares, all of which may be issued in respect of Incentive Stock Options. In addition there shall be added to the reserve any Shares that are subject to awards under the Company’s Amended and Restated 2009 Equity Compensation Plan and 2015 Equity Compensation Plan, as amended, and not thereafter issued under such plan due to a forfeiture, cancellation, or other settlement thereof up to a maximum of 27,126 shares, all of which may be issued in respect of Incentive Stock Options. (b) Notwithstanding Section 3(a), on the first day of each fiscal year of the Company during the period beginning in fiscal year 2025 and ending on the second day of fiscal year 2027, the number of Shares that may be issued from time to time pursuant to the Plan shall be increased by an amount equal to the lesser of (i) 5% of the number of outstanding shares of Common Stock on the immediately preceding December 31 and (ii) an amount determined by the Administrator. The maximum number of Shares that may be issued in respect of Incentive Stock Options shall be equal to the maximum number of shares available for issuance pursuant to Section 3(a), without taking into account any increases pursuant to this Section 3(b). (c) The maximum number of Shares subject to Options and Stock Appreciation Rights which may be issued to any Participant under the Plan during the term of the Plan is fifty percent (50%) of the number of Shares determined from time to time pursuant to the first sentence of this Section. If an Option or Stock Appreciation Right expires or becomes unexercisable without having been exercised in full or is canceled or terminated, or if any Shares of Restricted Stock or Shares underlying any other type of Stock Award are forfeited or reacquired by the Company or results in any Shares not being issued even if used to satisfy the exercise price or a tax withholding obligation, the Shares that were subject thereto shall be added back to the Shares available for issuance under the Plan. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. (d) Notwithstanding anything to the contrary herein, the maximum number of Shares that may be subject to Awards granted to any non-Employee Director in any calendar year under the Plan shall not exceed an aggregate grant date fair value of $60,000, except that the foregoing limitation shall not apply to awards made (i) pursuant to an election

4 by a non-Employee Director to receive the Award in lieu of cash for all or a portion of cash fees to be received for service on the Board or any Committee thereof or (ii) in connection with a non-Employee Director initially joining the Board. 4. Administration of the Plan. (a) Appointment. The Plan shall be administered by a Committee to be appointed by the Board, which Committee shall consist of not less than two members of the Board and shall be comprised solely of members of the Board who qualify as both non-employee directors as defined in Rule 16b-3(b)(3) of the Exchange Act. The Board shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies thereon arising; by resignation, death, removal, or otherwise. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. (b) Powers of the Administrator. The Administrator shall have the authority, in its discretion: (i) to determine the Fair Market Value of Shares; (ii) to select the Service Providers to whom Awards may be granted hereunder; (iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder; (iv) to approve forms of agreement for use under the Plan, including but not limited to Grant Agreements and Stock Award Agreements; (v) to determine the terms and conditions, not inconsistent with the terms of the Plan or of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options and Stock Appreciation Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Stock Appreciation Right or Stock Award, or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine; (vi) to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws. Without limiting the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures, escrow accounts, sub- plans, and handling of stock certificates, making of book entries, and/or settlement of Awards in cash in lieu of Shares, in all of the foregoing instances in ways that may vary with the customs and requirements of Applicable Laws and other considerations of particular countries or jurisdictions thereof; (viii) to modify or amend each Award (subject to Section 19(c) of the Plan) in any manner that would be allowed for a new Award under the Plan, including the discretionary authority to accelerate the vesting of any Stock Award, to extend, subject to the terms of the Plan, the post-termination exercisability period of Options or Stock Appreciation Rights longer than is otherwise provided for in a Grant Agreement, and to accelerate the time at which any outstanding Option or Stock Appreciation Right may be exercised; provided, however, that, except as approved by the Company’s stockholders, for any period during which the Company is subject to the reporting requirements of the Exchange Act, the Administrator may not cancel an outstanding Option or SAR whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price, granting a replacement award of a different type, or otherwise allowing for a “repricing” within the meaning of either the federal securities laws applicable to proxy statement disclosures or other applicable governance standards;

5 (ix) to allow grantees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option or Stock Appreciation Right, upon vesting of a Stock Award or upon the grant of Unrestricted Shares that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion; (x) to reduce the exercise price of any Option or Stock Appreciation Right, provided such reduction receives shareholder approval in accordance with Applicable Law; (xi) to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator; (xii) to correct any defect, omission or inconsistency in this Plan or any Grant or Stock Award Agreement, in the manner and to the extent deemed necessary or expedient to make this Plan or an Award fully effective; (xiii) to settle all controversies regarding this Plan and Awards granted hereunder; (xiv) to the extent consistent with the purposes of this Plan and without amending this Plan, to cancel or waive the Company’s rights with respect to any Awards, to adjust or to modify Grant and/or Stock Award Agreements for changes in Applicable Laws, and to recognize differences in foreign law, tax policies or customs; (xv) to require, as a condition precedent to the grant, vesting, exercise, settlement and/or issuance of Shares pursuant to any Award, that a Participant agree to execute a general release of claims (in any form that the Administrator may require, in its sole and absolute discretion, which form may include any other provisions, e.g., confidentiality and restrictions on competition, that are found in general claims release agreements that the Company utilizes or expects to utilize); (xvi) in the event that the Company establishes, for itself or through using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of Awards, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by Participants, to permit or to unilaterally require the future use of such an automated system (for all Awards, whenever granted); and (xvii) to make all other determinations deemed necessary or advisable for administering the Plan. (c) Action by Administrator. Unless otherwise established by the Board or in any charter of the Committee or the Administrator, or by the terms of this Plan, a majority of the members of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other Employee of the Company or any of its Subsidiaries affiliates, the Company’s independent certified public accountants or independent registered public accounting firm, or any executive compensation Consultant or other professional retained by the Administrator or the Company to assist in the administration of this Plan. (d) Effect of Administrator’s Decision. The Administrator’s decisions, determinations findings of fact, and interpretations shall be final and binding on all holders of Awards. The validity of any such decisions, determinations, findings of fact, or interpretations shall not be given de novo review if challenged in court, by arbitration or in any other forum, and shall be upheld unless clearly and convincingly shown to have been made in bad faith or materially affected by fraud. None of the Board, the Committee or the Administrator, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in

6 connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time. (e) Delegation of Grant Authority. Notwithstanding any other provision in the Plan, the Board may, to the full extent allowable under Applicable Laws, authorize the Company’s Chief Executive Officer or another executive officer of the Company or a committee of such officers (“Authorized Officers”) to grant Awards under the Plan; provided, however, that in no event shall the Authorized Officers be permitted to grant Awards to (i) any Director, (ii) any person who is identified by the Company as an executive officer of the Company or who is subject to the restrictions imposed under Section 16 of the Exchange Act, (iii) any person who is not an employee of the Company or any Subsidiary, or (iv) such other person or persons as may be designated from time to time by the Board. If such authority is provided by the Board, the Board shall establish and adopt written guidelines setting forth the maximum number of shares for which the Authorized Officers may grant Awards to any individual during a specified period of time and such other terms and conditions as the Board deems appropriate for such grants. Such guidelines may be amended by the Board prospectively at any time. Subject to the foregoing, the Authorized Officers shall have the same authority as the Administrator under this Section 4 with respect to the grant of Awards under the Plan. (f) Claims Limitations Period. Any Participant who believes he or she is being denied any benefit or right under this Plan or under any Award may file a written claim with the Administrator. Any claim must be delivered to the Administrator (care of the Company’s President and Chief Financial Officer) within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Administrator, or its designee, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Administrator in writing within one hundred and twenty (120) days of the date the written claim is delivered to the Administrator shall be deemed denied. No lawsuit relating to this Plan or any Award(s) may be filed before a written claim is filed with the Administrator and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred. (g) Expenses. The expenses of administering this Plan (including the settlement of Awards) shall be borne by the Company. 5. Eligibility. Nonstatutory Stock Options, Stock Awards and Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award. 6. Limitations. (a) Each Option shall be designated in the Grant Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if a single Employee becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, “Incentive Stock Options” include Incentive Stock Options granted under any plan of the Company or any Parent or any Subsidiary. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. (b) Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause.

7 7. Term of the Plan. The Plan shall continue in effect until April 23, 2028 unless terminated earlier under Section 19 of the Plan. 8. Term of Options. Unless otherwise provided in the applicable Grant Agreement, the term of each Option granted to anyone other than a Consultant shall be ten (10) years from the date of grant and the term of each Option granted to any Consultant shall be three (3) years from the date of grant. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the applicable Grant Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Grant Agreement. 9. Option Exercise Price; Exercisability. (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following: (i) In the case of an Incentive Stock Option (1) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, or (2) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant. (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant, as determined by the Administrator in good faith. (b) Exercise Period and Conditions. At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. (c) Prohibition on Repricing. Except as otherwise provided in Section 16, but notwithstanding any other provision of the Plan, without the prior approval of the shareholders of the Company: (i) the exercise price of an Option or Stock Appreciation Right may not be reduced, directly or indirectly, (ii) no Option or Stock Appreciation Right may be cancelled in exchange for cash, other Awards, or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Option or Stock Appreciation Right, or otherwise, and (iii) the Company may not repurchase an Option or Stock Appreciation Right for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or Stock Appreciation Right is lower than its exercise price per Share. 10. Exercise of Options; Consideration. (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Grant Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Grant Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Grant Agreement and Section 10(f) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced

8 by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. (b) Termination of Relationship as a Service Provider. Unless otherwise specified in the Grant Agreement or provided by the Administrator, if an Optionee ceases to be a Service Provider, other than as a result of (x) the Optionee’s death or Disability, or (y) termination of such Optionee’s employment or relationship with the Company with Cause, the Optionee may exercise his or her Option for up to ninety (90) days following the date on which the Optionee ceases to be a Service Provider to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Grant Agreement). If, on the date that the Optionee ceases to be a Service Provider, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after the date that the Optionee ceases to be a Service Provider the Optionee does not exercise his or her Option in full within the time set forth herein or the Grant Agreement, as applicable, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. Notwithstanding the foregoing, if there is a blackout period under the Company’s insider trading policy or Applicable Law (or an Administrator-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten-day period before the expiration of any Option based on the termination of a Participant’s employment for any reason other than Cause, the period for exercising the Option shall be extended until the earlier of ten days beyond when such blackout period ends and the expiration date of its original term as set forth in the applicable Grant Agreement. An Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Subsidiary be considered a termination of employment; however, if an Optionee holding Incentive Stock Options ceases being an Employee but continues as a Service Provider, such Incentive Stock Options shall be deemed to be Nonstatutory Stock Options three months after the date of such cessation. (c) Disability of an Optionee. Unless otherwise specified in the Grant Agreement, if an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option, to the extent the Option is vested on the date that the Optionee ceases to be a Service Provider, up until the one-year anniversary of the date on which the Optionee ceases to be a Service Provider (but in no event later than the expiration of the term of such Option as set forth in the Grant Agreement). If, on the date that the Optionee ceases to be a Service Provider, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after the Optionee ceases to be a Service Provider, the Optionee does not exercise his or her Option in full within the time set forth herein or the Grant Agreement, as applicable, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. (d) Death of an Optionee. Unless otherwise specified in the Grant Agreement, if an Optionee dies while a Service Provider, the Option may be exercised, to the extent that the Option is vested on the date of death, by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance up until the one-year anniversary of the Optionee’s death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time set forth herein or the Grant Agreement, as applicable, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan. (e) Termination for Cause or Voluntary Termination. If a Service Provider’s relationship with the Company is terminated for Cause (or the Service Provider resigns or is terminated at a time when the Company had Cause for such termination), then, unless otherwise provided in such Service Provider’s Grant Agreement or by the

9 Administrator, such Service Provider shall have no right to exercise any of such Service Provider’s Options at any time on or after the effective date of such termination. (f) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (i) cash; (ii) check; (iii) other Shares which (A) in the case of Shares acquired upon exercise of an option at a time when the Company is subject to Section 16(b) of the Exchange Act, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (v) a reduction in the number of Shares otherwise issuable by a number of Shares having a Fair Market Value equal to the exercise price of the Option being exercised; (vi) any combination of the foregoing methods of payment; or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act. (g) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any Shares until at least six (6) months following the Grant Date of the Option or Stock Appreciation Right (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or becomes Disabled, or (ii) upon a Change in Control in which such Option or Stock Appreciation Right is not assumed, continued or substituted, the vested portion of any Options and SARs may be exercised earlier than six months following the Grant Date. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or Stock Appreciation Right will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section will apply to all Awards and are hereby incorporated by reference into such applicable Award Agreements. 11. Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any Service Provider subject to such terms and conditions as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards under this Section 11 shall be subject to the following provisions: (a) At the time a Stock Award under this Section 11 is made, the Administrator shall establish a vesting period (the “Restricted Period”) applicable to the Stock Award Shares subject to such Stock Award. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to the expiration

10 of the Restricted Period, including the satisfaction of corporate or individual performance objectives. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares. (b) The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee’s benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse. (c) Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and cash dividends may accrue with respect to such Shares but shall not be paid prior to the time, and may be paid only to the extent that the Restricted Period applicable to the Stock Award Shares subject to such Stock Award have lapsed or the corporate or individual performance objectives have been achieved. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 11. (d) Unless otherwise provided by the Stock Award Agreement or determined by the Administrator in its sole discretion, any unvested Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee’s employment or service with the Company or its Subsidiaries terminates for any reason prior to the expiration or termination of the applicable vesting period and/or the achievement of such other vesting conditions applicable to the Award. (e) Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Stock Award Shares shall lapse and, at the Stock Awardee’s request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Stock Awardee or his beneficiary or estate, as the case may be. 12. Restricted Stock Units. The Administrator may, in its sole discretion, grant Restricted Stock Units to a Service Provider subject to such terms and conditions as the Administrator sets forth in a Stock Award Agreement evidencing such grant. “Restricted Stock Units” are Awards denominated in units evidencing the right to receive Shares, which may vest over such period of time and/or upon satisfaction of such performance criteria or objectives as is determined by the Administrator at the time of grant and set forth in the applicable Stock Award Agreement, without payment of any amounts by the Stock Awardee thereof (except to the extent required by law). Prior to delivery of Shares with respect to an award of Restricted Stock Units, the Stock Awardee shall have no rights as a shareholder of the Company. Upon satisfaction and/or achievement of the applicable vesting requirements relating to an Award of Restricted Stock Units, the Stock Awardee shall be entitled to receive a number of Shares that are equal to the number of Restricted Stock Units that became vested. To the extent, if any, set forth in the applicable Stock Award Agreement, cash dividend equivalents may be accumulated and paid at the end of, the applicable vesting period or achievement of the performance conditions only to the extent that the Stock Awardee receives the Shares issuable pursuant to the Restricted Stock Units. Unless otherwise provided by the Stock Award Agreement or determined by the Administrator in its sole discretion, any Restricted Stock Units granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee’s employment or service with the Company or its Subsidiaries terminates for any reason prior to the expiration or termination of the applicable vesting period and/or the achievement of such other vesting conditions applicable to the Restricted Stock Units. Notwithstanding the foregoing provisions for the settlement of Restricted Stock Units at the time of vesting, the Administrator may pursuant to Stock Award Agreements permit Stock Awardees who are Directors or members of a select group of management or “highly compensated employees” (within the meaning of ERISA) to irrevocably elect, on a form provided by and acceptable to the Administrator (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Restricted Stock Unit Award) and in lieu thereof to have the Company credit to an internal

11 Plan account a number of Deferred Share Units having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar year (or other period determined by the Administrator) during which compensation is deferred. A Participant’s Election Form will in no event be effective with respect to any compensation that the Participant earns before the date on which the Election Form takes effect. For any Participant who is subject to U.S. income taxation, the Administrator shall only authorize deferral elections under this Section pursuant to written procedures, and using written Election Forms, that satisfy the requirements of Code Section 409A. In all cases, DSUs shall be subject to the following terms and conditions: (a) Vesting. Unless a Stock Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to DSUs. (b) Issuances of Shares. Unless a Stock Award Agreement expressly provides otherwise, the Company shall settle a Participant’s DSUs by delivering one Share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service ends for any reason, subject to: (i) the Participant’s right to elect a different form of distribution, only on a form provided by and acceptable to the Administrator, that permits the Participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following, the last day of the Participant’s Continuous Service; and (ii) the Company’s acceptance of the Participant’s distribution election form executed at the time the Participant elects to defer the receipt of cash or other compensation pursuant to this Section; provided that the Participant may change a distribution election through any subsequent election that (A) the Participant delivers to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s initial distribution election, and (B) defers the commencement of distributions by at least five years from the originally scheduled distribution commencement date. Fractional shares shall not be issued, and instead shall be paid out in cash. (c) Termination of Service. For purposes of this Section, a Participant’s employment shall be considered to have terminated only when the Participant incurs a “separation from service” within the meaning of Treasury Regulations Section 1.409A-1(h). A Participant shall be considered to have experienced a Separation from Service when the facts and circumstances indicate that either (i) no further services will be performed for the Company or any of its Subsidiaries or affiliates after a certain date, or (ii) the level of bona fide services the Participant will perform after such date (whether as an Employee, Director or Consultant) are reasonably expected to permanently decrease to no more than 50% of the average level of bona fide services performed by such Participant (whether as an Employee, Director or Consultant) over the immediately preceding 36-month period (or full period of services to the Company and its Subsidiaries and affiliates if the Participant has been providing such services for less than 36 months). 13. Unrestricted Shares. The Administrator may grant Unrestricted Shares in accordance with the following provisions: (a) The Administrator may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Administrator, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares. (b) The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Administrator shall determine at the time of grant. 14. Stock Appreciation Rights. A Stock Appreciation Right may be granted by the Administrator either alone, in addition to, or in tandem with other Awards granted under the Plan. Each Stock Appreciation Right granted under the Plan shall be subject to the following terms and conditions:

12 (a) Each Stock Appreciation Right shall relate to such number of Shares as shall be determined by the Administrator. (b) The date of grant of a Stock Appreciation Right shall be the date specified by the Administrator, provided that that date shall not be before the date on which the Stock Appreciation Right is actually granted and shall not be prior to the date on which the recipient commences providing services as a Service Provider. The term of each Stock Appreciation Right shall be determined by the Administrator, but shall not exceed ten years from the date of grant. Each Stock Appreciation Right shall become exercisable at such time or times and in such amount or amounts during its term as shall be determined by the Administrator. Unless otherwise specified by the Administrator, once a Stock Appreciation Right becomes exercisable, whether in full or in part, it shall remain so exercisable until its expiration, forfeiture, termination or cancellation. Notwithstanding the foregoing, if there is a blackout period under the Company’s insider trading policy or Applicable Law (or an Administrator-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten-day period before the expiration of any Stock Appreciation Right based on the termination of a Participant’s employment without Cause, the period for exercising the Stock Appreciation Right shall be extended until the earlier of ten days beyond when such blackout period ends and the expiration date of its original term as set forth in the applicable Grant Agreement. (c) A Stock Appreciation Right may be exercised, in whole or in part, by giving written notice to the Administrator. As soon as practicable after receipt of the written notice, the Company shall deliver to the person exercising the Stock Appreciation Right stock certificates for the Shares to which that person is entitled under Section 14(d) hereof, subject however to prior satisfaction of applicable withholding requirements in accordance with any method consistent with those set forth in Section 10(f) above. (d) A Stock Appreciation Right shall be exercisable for Shares only. The number of Shares issuable upon the exercise of the Stock Appreciation Right shall be determined by dividing: (i) the number of Shares for which the Stock Appreciation Right is exercised multiplied by the amount of the appreciation per Share (for this purpose, the “appreciation per Share” shall be the amount by which the Fair Market Value of a Share on the exercise date exceeds (x) in the case of a Stock Appreciation Right granted in tandem with an Option, the exercise price or (y) in the case of a Stock Appreciation Right granted alone without reference to an Option, the Fair Market Value of a Share on the Award Date of the Stock Appreciation Right); by (ii) the Fair Market Value of a Share on the exercise date. 15. Non-Transferability. Awards other than Unrestricted Shares shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Award may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. If the Administrator makes an Option or Stock Appreciation Right transferable, such Option or Stock Appreciation Right shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Grant Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. 16. Adjustments Upon Changes in Capitalization; Change in Control Provisions. (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Awards, as well as the price per Share covered by each such outstanding Option or Stock Appreciation Right and the share limitations set forth in Section 3, shall be proportionately and equitably adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split,

13 stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award hereunder. Except as expressly provided herein, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into sub-shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares then subject to Awards (or the price of Shares then subject to outstanding Options and Stock Appreciation Rights). (i) Change in Control Provisions. (ii) Benefits. In the event of a Change in Control of the Company (as defined below) and either (i) the failure of the Company’s successor to assume a Participant’s Awards or (ii) such assumption of Awards followed by the Participant’s termination without Cause on or within the one-year period following the Change in Control, then, except as otherwise provided by the Administrator in a Participant’s Grant or Stock Award Agreement, the Participant shall be entitled to the following benefits: (a) All outstanding Options and Stock Appreciation Rights of such Participant, if any, granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety upon such Change in Control (or upon later termination of the Participant’s employment without Cause, if applicable). (b) All unvested Stock Awards, performance-based Awards, and other Awards shall become fully vested, including without limitation, the following: (i) the restrictions to which any Stock Award granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control (or upon later termination of the Participant’s employment without Cause, if applicable), and the conditions required for vesting of any unvested performance-based Awards shall be deemed to be satisfied, at their maximum performance level, upon such Change in Control (or upon later termination of the Participant’s employment without Cause, if applicable). (iii) Change in Control. A “Change in Control” shall mean the occurrence of any of the following: (a) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any subsidiary of the Company and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of any such plan acting in his capacity as trustee), becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing thirty percent (30%) of the total combined voting power of the Company’s then outstanding securities; (b) the merger, consolidation or other business combination of the Company (a “Transaction”), other than (A) a Transaction involving only the Company and one or more of its subsidiaries, or (B) a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity and no person (other than those covered by the exceptions in (1) above) becomes the beneficial owner of securities of the resulting entity representing more than twenty-five percent (25%) of the voting power in the resulting entity; (c) during any period of two (2) consecutive years beginning on or after the date of the approval of this Plan by the shareholders (the “Effective Date”), the persons who were members of

14 the Board immediately before the beginning of such period (the “Incumbent Directors”) ceasing (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the Effective Date shall be deemed to be an Incumbent Director if such director was elected to the board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or any successor provision) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board; or (d) the approval by the shareholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company’s assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of such sale. 17. Substitute Options. In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superseded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to the Plan for any purpose. 18. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant. 19. Amendment and Termination of the Plan. (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan. (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws. (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. 20. Conditions Upon Issuance of Shares. (a) Legal Compliance. Shares shall not be issued in connection with the grant or vesting of any Stock Award or Unrestricted Share or the exercise of any Option or Stock Appreciation Right unless such grant or the exercise of such Option or Stock Appreciation Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. (b) Investment Representations. As a condition to the grant of any Stock Award or the exercise of any Option or Stock Appreciation Right, the Company may require the person receiving such Award or exercising such Option or Stock Appreciation Right to represent and warrant at the time of any such exercise or grant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

15 (c) Additional Conditions. The Administrator shall have the authority to condition the grant of any Award in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. (d) Trading Policy Restrictions. Option and or Stock Appreciation Right exercises and Shares issued in connection with any Stock Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator. 21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. 22. Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Employee or other Service Provider any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award. Furthermore, prior to the delivery of any Shares in connection with any Award, the Company shall be entitled to require as a condition of delivery that the Participant shall pay or make adequate provision acceptable to the Company for the satisfaction of the statutory minimum prescribed amount of federal and state income tax and other withholding obligations of the Company, including, if permitted by the Administrator, by having the Company withhold from the number of Shares otherwise deliverable in connection with the Award, a number of Shares having a Fair Market Value equal to an amount sufficient to satisfy such tax withholding obligations. 23. Recoupment of Awards. (a) Unless otherwise specifically provided in a Grant or Stock Award Agreement, and to the extent permitted by Applicable Law, the Administrator may, in its sole and absolute discretion, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant forfeit or reimburse the Company for all or any portion of any previously-settled Awards granted under this Plan (“Reimbursement”), if and to the extent: (i) the granting, vesting or payment of such Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement; (ii) in the Administrator’s view the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any of its Subsidiaries and affiliates; and (iii) a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in subsection (ii) above. In each instance, the Administrator may, to the extent practicable and allowable or required under Applicable Law, require forfeiture or Reimbursement of any such Award granted to a Participant; provided that the Company will not seek forfeiture or Reimbursement of any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period. (b) Notwithstanding any other provision of this Plan, all Awards will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any securities exchange, trading market or automated quotation system on which the Company’s securities are listed, quoted or traded or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, including but not limited to Section 10D of the Exchange Act, or any other Applicable Law. In addition, the Administrator, in its sole and absolute discretion, may impose such other clawback, recovery or recoupment provisions in a Grant or Stock Award Agreement as the Administrator determines is necessary, advisable or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of a termination for Cause and/or violation of any post-employment covenants, including but not limited to ones relating to noncompetition, nonsolicitation, and trade secrets. No recovery of compensation under such a clawback

16 policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Subsidiaries or affiliates. 24. Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing this Plan and Awards and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social insurance or security number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Subsidiaries or affiliates, and details of all Awards (the “Personal Data”). In addition to transferring the Personal Data amongst themselves as necessary for the purpose of implementation, administration and management of this Plan and Awards and the Participant’s participation in this Plan, the Company and its Subsidiaries and affiliates may each transfer the Personal Data to any third parties assisting the Company in the implementation, administration and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Personal Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration and management of this Plan and Awards and the Participant’s participation in this Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of capital stock of the Company. The Personal Data related to a Participant will be held only as long as is necessary to implement, administer and manage this Plan and Awards and the Participant’s participation in this Plan. A Participant may, at any time, view the Personal Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Personal Data with respect to such Participant, recommend any necessary corrections to the Personal Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in this Plan, and in the Administrator’s sole and absolute discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative. 25. Relationship to other Benefits. No Award, Share issuance, or other payment pursuant to this Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any of its Subsidiaries except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder. 26. Section 409A. If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company) as of his or her “separation from service” within the meaning of Treasury Regulations Section 1.409A-1(h) to the extent any payment under this Plan or pursuant to the grant of Restricted Stock Units or DSUs constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to such Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service. The Administrator shall administer the Plan with a view toward ensuring that all Restricted Stock Units and DSUs issued under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options and Stock Appreciation Rights under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to an Award, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

17 27. Governing Law. This Plan shall be governed by the laws of the State of Delaware, without regard to conflict of law principles.